UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET SMASh SERIES EC FUND

FORM NQ

JANUARY 31, 2013

WESTERN ASSET SMASH SERIES EC FUND

Schedule of investments (unaudited)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 23.3%
CONSUMER DISCRETIONARY - 4.4%
Automobiles - 1.9%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	900,000	$1,104,750
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	50,000	60,033

Total Automobiles				1,164,783

Hotels, Restaurants & Leisure - 1.5%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	190,000	169,575
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	300,000	322,500
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	20,000	21,675
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	192,353	205,818	(a)(b)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	90,000	99,000	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	90,000	102,150

Total Hotels, Restaurants & Leisure				920,718

Media - 1.0%
DISH DBS Corp., Senior Notes	7.875%	9/1/19	250,000	296,875
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	150,000	168,000
UPC Holding BV, Senior Notes	9.875%	4/15/18	50,000	56,750	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	100,000	107,250	(a)

Total Media				628,875

TOTAL CONSUMER DISCRETIONARY				2,714,376

CONSUMER STAPLES - 0.2%
Tobacco - 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	110,000	117,425

ENERGY - 5.7%
Energy Equipment & Services - 1.1%
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	320,000	341,600
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	85,000	92,650	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	240,000	242,400

Total Energy Equipment & Services				676,650

Oil, Gas & Consumable Fuels - 4.6%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	50,000	45,375
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	35,000	39,550
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	10,000	10,112
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	250,000	271,875
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	130,000	133,575
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	520,000	598,716
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	310,000	354,447	(c)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	290,000	307,400
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	30,000	31,725
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	60,000	68,700
QEP Resources Inc., Senior Notes	6.875%	3/1/21	40,000	46,500
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	125,000	128,125
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	310,000	341,775
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	30,000	32,925
Teekay Corp., Senior Notes	8.500%	1/15/20	170,000	184,450
Williams Cos. Inc., Debentures	7.500%	1/15/31	152,000	185,618

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	17,000	$22,892

Total Oil, Gas & Consumable Fuels				2,803,760

TOTAL ENERGY				3,480,410

FINANCIALS - 1.9%
Consumer Finance - 0.3%
SLM Corp., Medium-Term Notes	8.000%	3/25/20	170,000	197,625

Diversified Financial Services - 1.5%
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	770,000	910,525

Insurance - 0.1%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	3/31/13	40,000	38,200	(c)(d)

TOTAL FINANCIALS				1,146,350

HEALTH CARE - 0.8%
Health Care Providers & Services - 0.8%
HCA Inc., Debentures	7.500%	11/15/95	10,000	8,975
HCA Inc., Notes	6.375%	1/15/15	200,000	216,000
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	113,000	127,972
US Oncology Inc. Escrow	—	—	210,000	5,250	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	120,000	127,800

TOTAL HEALTH CARE				485,997

INDUSTRIALS - 0.8%
Airlines - 0.3%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	65,000	67,113	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	96,260	105,404

Total Airlines				172,517

Commercial Services & Supplies - 0.1%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	60,000	53,400	(a)

Road & Rail - 0.4%
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	260,000	284,700

TOTAL INDUSTRIALS				510,617

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	50,000	51,625	(a)

MATERIALS - 2.2%
Containers & Packaging - 0.3%
Ball Corp., Senior Notes	6.750%	9/15/20	40,000	44,300
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	120,000	128,700

Total Containers & Packaging				173,000

Metals & Mining - 1.9%
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	10,000	10,325	(a)
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	625,000	700,000
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	420,000	440,824	(a)

Total Metals & Mining				1,151,149

TOTAL MATERIALS				1,324,149

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
TELECOMMUNICATION SERVICES - 1.6%
Wireless Telecommunication Services - 1.6%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	970,000	$984,550

UTILITIES - 5.6%
Independent Power Producers & Energy Traders - 5.6%
AES Corp., Senior Notes	7.750%	3/1/14	697,000	742,305
AES Corp., Senior Notes	7.750%	10/15/15	80,000	89,800
AES Corp., Senior Notes	8.000%	6/1/20	900,000	1,039,500
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	9,000	9,810	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	72,000	79,920	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	100,000	1,750	(e)(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,120,000	1,290,800
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	165,630	187,576

TOTAL UTILITIES				3,441,461

TOTAL CORPORATE BONDS & NOTES (Cost - $13,493,750)				14,256,960

ASSET-BACKED SECURITIES - 0.1%
Greenpoint Manufactured Housing, 1999-2 A2	2.974%	3/18/29	50,000	45,818	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.712%	2/20/32	25,000	21,341	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.709%	3/13/32	25,000	21,001	(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $84,640)				88,160

COLLATERALIZED SENIOR LOANS - 23.0%
CONSUMER DISCRETIONARY - 10.7%
Diversified Consumer Services - 1.7%
ServiceMaster Co., Term Loan A	2.500%	7/24/14	1,000,000	1,002,125	(g)

Hotels, Restaurants & Leisure - 3.3%
Caesars Entertainment Operating Co. Inc., Extended Term Loan B6	5.454%	1/26/18	1,040,000	968,500	(g)
Caesars Entertainment Operating Co. Inc., Incremental Term Loan B4	9.500%	10/31/16	974,874	994,006	(g)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	39,400	41,173	(g)

Total Hotels, Restaurants & Leisure				2,003,679

Media - 3.2%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.710%	7/5/17	682,006	497,439	(g)
Charter Communications Operating LLC, Extended Term Loan C	3.460%	9/6/16	219,964	222,556	(g)
Univision Communications Inc., Extended Term Loan	4.452%	3/31/17	1,249,420	1,255,505	(g)

Total Media				1,975,500

Multiline Retail - 0.9%
Neiman Marcus Group Inc., Extended Term Loan	4.750%	5/16/18	550,000	554,056	(g)

Specialty Retail - 1.6%
Gymboree Corp., Term Loan	3.500%	2/23/18	1,000,000	975,625	(g)

TOTAL CONSUMER DISCRETIONARY				6,510,985

ENERGY - 2.5%
Oil, Gas & Consumable Fuels - 2.5%
Chesapeake Energy Corp., Term Loan B	4.500%	12/1/17	1,500,000	1,541,250	(g)

HEALTH CARE - 3.4%
Health Care Providers & Services - 0.1%
Community Health Systems Inc., Term Loan	3.811%	1/25/17	29,955	30,266	(g)

Pharmaceuticals - 3.3%
Convatec Inc., Term Loan	5.000%	12/22/16	1,000,000	1,015,625	(g)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Pharmaceuticals - continued
Par Pharmaceutical Cos. Inc., Term Loan B	5.000%	9/30/19	997,500		$1,012,151	(g)

Total Pharmaceuticals					2,027,776

TOTAL HEALTH CARE					2,058,042

INDUSTRIALS - 1.7%
Commercial Services & Supplies - 1.7%
ADS Waste Holdings, Term Loan B	5.250%	10/9/19	1,000,000		1,011,250	(g)

Marine - 0.0%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	10,338		10,286	(g)(h)
Trico Shipping AS, New Term Loan B	—	5/13/14	18,202		18,202	(g)(h)(i)

Total Marine					28,488

TOTAL INDUSTRIALS					1,039,738

INFORMATION TECHNOLOGY - 2.8%
Internet Software & Services - 2.6%
Ancestry Com Inc., Term Loan B	5.750%	12/28/18	1,570,000		1,573,365	(g)

IT Services - 0.2%
First Data Corp., Extended Term Loan B	4.205%	3/23/18	146,234		145,309	(g)
First Data Corp., Non-Extended Term Loan B2	2.955%	9/24/14	7,870		7,899	(g)

Total IT Services					153,208

TOTAL INFORMATION TECHNOLOGY					1,726,573

UTILITIES - 1.9%
AES Corp., Term Loan B	4.250%	6/1/18	972,423		985,642	(g)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	180,000		186,300	(g)

TOTAL UTILITIES					1,171,942

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $14,086,086)					14,048,530

SOVEREIGN BONDS - 22.6%
Brazil - 5.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	369,000	BRL	189,809
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,147,000	BRL	2,693,706
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	528,000	BRL	274,255

Total Brazil					3,157,770

Malaysia - 1.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,977,000	MYR	647,604
Government of Malaysia, Senior Bonds	4.262%	9/15/16	295,000	MYR	98,524

Total Malaysia					746,128

Mexico - 16.2%
Mexican Bonos, Bonds	8.000%	6/11/20	39,835,000	MXN	3,769,205
Mexican Bonos, Bonds	6.500%	6/9/22	67,496,000	MXN	5,906,322
Mexican Bonos, Bonds	10.000%	12/5/24	2,000,000	MXN	224,449

Total Mexico					9,899,976

TOTAL SOVEREIGN BONDS (Cost - $13,557,381)					13,803,874

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.9%
U.S. Government Obligations - 3.9%
U.S. Treasury Notes (Cost - $2,476,464)	1.625%	11/15/22	2,470,000		2,391,654

			SHARES
COMMON STOCKS - 0.2%
INDUSTRIALS - 0.2%
Marine - 0.2%
DeepOcean Group Holding AS(Cost - $113,913)			4,873		105,701	(f)(h)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 1.4%
FINANCIALS - 1.4%
Consumer Finance - 1.4%
GMAC Capital Trust I (Cost - $818,341)	8.125%		32,991	$879,870	(c)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $44,630,575)				45,574,749

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 33.9%
Repurchase Agreements - 33.9%
Barclays Capital Inc. repurchase agreement dated 1/31/13; Proceeds at maturity - $5,944,013; (Fully collateralized by U.S. government obligations, 0.375% due 4/15/15; Market value - $6,062,860)	0.080%	2/1/13	5,944,000	5,944,000

Credit Suisse First Boston Inc. repurchase agreement dated 1/31/13; Proceed at maturity - $5,856,013; (Fully collaterlized by U.S. government obligations, 3.750% due 8/15/41; Market Value - $5,895,754)	0.080%	2/1/13	5,856,000	5,856,000

State Street Bank & Trust Co. repurchase agreement dated 1/31/13; Proceeds at maturity - $8,949,002; (Fully collateralized by U.S. government obligations, 0.375% due 6/15/15; Market Value - $9,130,805)	0.010%	2/1/13	8,949,000	8,949,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $20,749,000)				20,749,000

TOTAL INVESTMENTS - 108.4% (Cost - $65,379,575#)				66,323,749
Liabilities in Excess of Other Assets - (8.4)%				(5,155,677)

TOTAL NET ASSETS - 100.0%				$61,168,072

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of January 31, 2013.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Illiquid security.

(i)	All or a portion of this loan is unfunded as of January 31, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	– Brazilian Real
MXN	– Mexican Peso
MYR	– Malaysian Ringgit

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1– quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$14,255,210	$1,750	$14,256,960
Asset-backed securities	—	88,160	—	88,160
Collateralized senior loans	—	14,048,530	—	14,048,530
Sovereign bonds	—	13,803,874	—	13,803,874
U.S. government & agency obligations	—	2,391,654	—	2,391,654
Common stocks	—	—	105,701	105,701
Preferred stocks	$879,870	—	—	879,870

Total long-term investments	$879,870	$44,587,428	$107,451	$45,574,749

Short-term investments†	—	20,749,000	—	20,749,000

Total investments	$879,870	$65,336,428	$107,451	$66,323,749

Other financial instruments:
Purchased options on futures	$39,105	—	—	$39,105
Futures contracts	29,701	—	—	29,701
Forward foreign currency contracts	—	$953,943	—	953,943
Credit default swaps on credit indices-sellprotection‡	—	259,533	—	259,533

Total other financial instruments	$68,806	$1,213,476	—	$1,282,282

Total	$948,676	$66,549,904	$107,451	$67,606,031

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options on futures	$12,220	—	—	$12,220
Futures contracts	251,623	—	—	251,623
Forward foreign currency contracts	—	$846,446	—	846,446

Total	$263,843	$846,446	—	$1,110,289

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the

Notes to Schedule of Investments (unaudited) (continued)

Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Notes to Schedule of Investments (unaudited) (continued)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2013, the total notional value of all credit default swaps to sell protection is $11,000,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended January 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Notes to Schedule of Investments (unaudited) (continued)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2013, the Fund held written options on futures and forward foreign currency contracts with credit related contingent features which had a liability position of $858,666. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m)	Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,866,141
Gross unrealized depreciation	(921,967)

Net unrealized appreciation	$944,174

At January 31, 2013, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
German Euro Bund	106	3/13	$18,063,864	$18,088,732	$24,868
U.S. Treasury Ultra Long-Term Bonds	25	3/13	4,154,448	3,913,281	(241,167)

					(216,299)

Contracts to Sell:
U.S. Treasury 5-Year Notes	157	3/13	$19,415,841	$19,426,297	(10,456)
U.S. Treasury 10-Year Notes	13	3/13	1,711,489	1,706,656	4,833

					(5,623)

Net unrealized loss on open futures contracts					$(221,922)

Options on futures which trade on the Eurex and Life exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At January 31, 2013, the Fund had the following options on futures:

	NUMBER OF CONTRACTS	STRIKE PRICE	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN/(LOSS)
Contracts to Buy:
Eurodollar Mid Curve 2-Year	144	$99.25	6/17/13	$56,536	$39,105	$(17,431)

Contracts to Sell:
Eurodollar Mid Curve 2-Year	144	$99.50	6/17/13	$(16,582)	$(12,220)	$4,362

Net unrealized loss on options on futures contracts						$(13,069)

At January 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Philippine Peso	Citibank N.A.	130,300,000	$3,202,674	2/8/13	$(9,454)
British Pound	JPMorgan Chase Bank	98,779	156,653	2/15/13	(1,441)
British Pound	UBS AG London	181,000	287,048	2/15/13	(2,646)
Euro	Citibank N.A.	250,000	339,472	2/15/13	18,935

					5,394

Contracts to Sell:
British Pound	Citibank N.A.	3,439,000	5,453,916	2/15/13	28,967
British Pound	Credit Suisse London	185,001	293,393	2/15/13	2,017
Euro	Citibank N.A.	1,000,000	1,357,887	2/15/13	(29,515)
Euro	Citibank N.A.	5,392,879	7,322,922	2/15/13	(448,296)
Euro	Credit Suisse London	295,013	400,594	2/15/13	(24,329)
Euro	Morgan Stanley & Co.	2,500,000	3,394,718	2/15/13	(197,968)

Notes to Schedule of Investments (unaudited) (continued)

Euro	UBS AG London	740,963	1,006,144	2/15/13	(53,747)
Japanese Yen	Citibank N.A.	716,000,000	7,830,400	2/15/13	904,024
Brazilian Real	Citibank N.A.	1,511,000	755,417	3/15/13	(21,743)
Euro	Morgan Stanley & Co.	2,300,000	3,124,264	4/25/13	(57,307)

					102,103

Net unrealized gain on open forward foreign currency contracts					$107,497

At January 31, 2013 the Fund held the following open swap contracts:

Credit Default Swaps on Credit Indices-Sell Protection(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE(3)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Barclays Capital Inc. (Markit CDX.NA.IG.19 Index)	$11,000,000	12/20/17	0.005% Quarterly	$259,533	$260,083	$(550)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2013.

		Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Options on Futures, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$26,885	$29,701	$(251,623)	—	—	—	$(195,037)
Foreign Exchange Risk	—	—	—	$953,943	$(846,446)	—	107,497
Credit Risk	—	—	—	—	—	$259,533	259,533

Total	$26,885	$29,701	$(251,623)	$953,943	$(846,446)	$259,533	$171,993

During the period ended January 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options on futures	$9,776
Written options on futures	3,055
Futures contracts (to buy)	9,405,238
Futures contracts (to sell)	5,483,242
Forward foreign currency contracts (to buy)	1,498,850
Forward foreign currency contracts (to sell)	28,527,717

Average Notional Balance
Credit default swap contracts (to buy protection)†	$1,950,000
Credit default swap contracts (to sell protection)	9,432,500

†	At January 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 26, 2013

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 26, 2013